Exhibit 99.3

CLEVELAND BIOLABS, INC.
EQUITY INCENTIVE PLAN

FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT (the “Agreement”), dated as of __________________ ____, ___________, (the “Grant Date”) by and between Cleveland BioLabs, Inc. (the “Company”), having an address at 73 High St., Buffalo, NY 14203 and ___________________ (the “Grantee”), having an address at _______________________________.

In accordance with Section 4 of the Cleveland BioLabs, Inc. Equity Incentive Plan, as amended and restated effective April 29, 2008, and as further amended by the First Amendment thereto effective June 8, 2010 and the Second Amendment thereto effective June 13, 2012 (the “Plan”), and subject to the terms of the Plan and this Agreement, the Company hereby grants to the Grantee an option (the “Option”) to purchase all or any part of an aggregate of ______________ shares (the “Shares”) of common stock, $.005 par value per share, of the Company (the “Stock”).  The Option granted hereby is not intended to constitute an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

To evidence the Option and to set forth its terms, the Company and the Grantee agree as follows:

1. Confirmation of Grant.  The Company hereby evidences the Option granted to the Grantee as of __________________ ____, ___________, the date of the grant of the Option by the Company’s Compensation Committee of the Board of Directors (the “Committee”).  The Option is a Non-Qualified Option and is not intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

2. Number of Shares.  This Option shall be for an aggregate of                                                                                                 ___________ Shares (subject to adjustment as provided in Section 3 of the Plan).

3. Exercise Price.  The exercise price shall be $_____ per Share (the “Exercise Price”) (subject to adjustment as provided in Section 3 of the Plan).  The Exercise Price reflects 100% of the Fair Market Value of one Share of Stock on the Grant Date as calculated under the Plan.  The total Exercise Price for all Shares subject to the Option is $____________ (subject to adjustment as provided in Section 3 of the Plan).

4. Term and Exercisability of the Option.  The Option shall expire on __________________ ____, ___________, [Insert 10 year anniversary of grant date] and, except as otherwise provided herein, may be exercised prior to its expiration at such times and for such number of whole Shares as follows:

[Insert vesting provisions.]

Notwithstanding the foregoing provisions of this Paragraph 4, and, except as otherwise provided herein, any portion of the Option which is not otherwise exercisable at the time of the Grantee’s termination of employment (or provision of services, if applicable) with the Company and its Affiliates shall not become exercisable after such termination.

5. Exercise of Option.  On or after the date any portion of the Option becomes exercisable, but prior to the expiration of the Option in accordance with Paragraph 4 above, the portion of the Option which has become exercisable may be exercised in whole or in part by the Grantee (or, pursuant to Section 6 hereof, his or her permitted successor) upon delivery of the following to the Company:

(a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased; and

(b) any combination of cash (or by certified or bank check), and/or (i) shares of unrestricted Stock as meet the requirements in the Plan then owned by the Grantee in an amount having a combined Fair Market Value on the exercise date equal to the aggregate Exercise Price of the Shares then being purchased using such unrestricted Stock, (ii) certification of ownership of shares of mature Stock owned by the Grantee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company, or (iii) unless otherwise prohibited by law for either the Company or the Grantee, an irrevocable authorization of a third party to sell Shares of Stock acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholdings resulting from such exercise.

Notwithstanding the foregoing, the Grantee (or any permitted successor) shall take whatever additional actions, including, without limitation, the furnishing of an opinion of counsel, and execute whatever additional documents the Company may, in its sole discretion, deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed by the Plan, this Agreement or applicable law.

No Shares shall be issued upon exercise of the Option until full payment has been made.  Upon satisfaction of the conditions and requirements of this Paragraph 5, the Company shall deliver to the Grantee (or his or her permitted successor) a certificate or certificates for the number of Shares in respect of which the Option shall have been exercised (less the number of Shares, if any, utilized in the payment of the Exercise Price in a cashless exercise as permitted under the Plan and the Agreement).  Upon exercise of the Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Option has been exercised, and the Grantee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided in the Plan or the Agreement.

6. Limitation Upon Transfer.  This Option and all rights granted hereunder shall not be transferred by the Grantee, other than to a Family Member (provided the transfer is a gift without consideration and there is no subsequent transfer other than by will or the laws of descent and distribution), or by will or by the laws of descent and distribution, shall not otherwise be assigned, pledged or hypothecated in any way, and shall not be subject to execution, attachment or similar process.  Upon any attempt to transfer this Option, other than as provided above, or to assign, pledge or hypothecate or otherwise dispose of this Option or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall immediately become null and void.  The Option shall be exercised during the Grantee’s lifetime only by the Grantee or by the Grantee’s guardian or the Grantee’s legal representative.

7. Termination of Employment or Provision of Services by Death or Disability.  If the Grantee’s employment with or provision of services for the Company and its Affiliates terminates by death or Disability, the Option shall become exercisable in full for a period of one year from the date of such death or Disability or until the expiration of the stated term of such Option, whichever period is shorter.

8. Termination of Employment or Provision of Services by Retirement.  If the Grantee’s employment with or provision of services for the Company and its Affiliates terminates by Retirement, the Option shall become exercisable in full for a period of three years from the date of such termination or until the expiration of the stated term of such Option, whichever period is shorter.

9. Involuntary Termination of Employment or Provision of Services for Cause.  If the Grantee’s employment with or provision of services for the Company and its Affiliates terminates for Cause, vesting of all outstanding Options held by the Grantee covered hereunder shall thereupon terminate and all Options held by the Grantee covered hereunder shall thereupon terminate.

10. Involuntary Termination of Employment or Provision of Services Without Cause.  If the Grantee’s employment with or provision of services for the Company and its Affiliates terminates involuntarily for any reason other than death, Disability, Retirement or Cause, the Option held by the Grantee covered hereunder may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Option, whichever period is shorter.  Notwithstanding the foregoing, to the extent the Option is unvested or unexercisable at the date of termination, the Option shall thereupon terminate.

11. Other Termination of Employment or Provision of Services.  If the Grantee’s employment with or provision of services for the Company and its Affiliates is terminated by the Grantee for any reason other than death, Disability or Retirement, the Option may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Option, whichever period is shorter.  Notwithstanding the foregoing, to the extent the Option is unvested or unexercisable at the date of termination, the Option shall thereupon terminate.

12. Tolling.  Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in Sections (7), (8), (10) or (11) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

13. Change in Control.  Upon a Change in Control the Options not then vested and exercisable shall become fully vested and exercisable and shall be otherwise subject to the Plan.

14. Effect of Amendment of Plan.  No discontinuation, modification, or amendment of the Plan may, without the express written consent of the Grantee, adversely affect the rights of the Grantee under this Option, except as expressly provided under the Plan.

This Agreement may be amended as provided under the Plan, but except as provided thereunder shall not adversely affect Grantee’s rights hereunder without Grantee’s consent.

15. No Limitation on Rights of the Company.  The grant of this Option shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

16. Rights as a Stockholder.  The Grantee shall have the rights of a stockholder with respect to the Shares covered by the Option only upon becoming the holder of record of those Shares.

17. Compliance with Applicable Law.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of the Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any exchange upon which Shares are traded.  The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.  The Company may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Company, in its sole discretion, considers necessary or desirable.

18. No Obligation to Exercise Option.  The granting of the Option shall impose no obligation upon the Grantee to exercise the Option.

19. Agreement Not a Contract of Employment or Other Relationship.  This Agreement is not a contract of employment, and the terms of employment of the Grantee or other relationship of the Grantee with the Company or any of its subsidiaries or affiliates shall not be affected in any way by this Agreement except as specifically provided herein.  The execution of this Agreement shall not be construed as conferring any legal rights upon the Grantee for a continuation of an employment or other relationship with the Company or any of its subsidiaries or affiliates, nor shall it interfere with the right of the Company or any of its subsidiaries or affiliates to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

20. Tax Consequences.  The Company makes no representations or warranties with respect to the tax consequences of the grant or exercise of the Option and the disposition of the Shares obtained thereby.  A Grantee should consult his or her own tax advisor for information concerning the tax consequences of the grant and exercise of the Option.

21. Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered, or express mail, postage prepaid, return receipt requested, or by a reputable overnight delivery service.  Any such notice shall be deemed given when received by the intended recipient.

22. Governing Law.  Except to the extent preempted by Federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without regard to the principles thereof relating to the conflicts of laws.

23. Receipt of Plan.  The Grantee acknowledges receipt of a copy of the Plan, and represents that the Grantee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of this Agreement and of the Plan.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator, the Company, its Board of Directors or the Committee upon any questions arising under this Agreement or the Plan.

24. Definitions.  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

25. Other Terms and Conditions.  The foregoing does not modify or amend any terms of the Plan.  To the extent any provisions of the Agreement are inconsistent or in conflict with any terms or provisions of the Plan, the Plan shall govern.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of _________________________ ______, __________.

Cleveland BioLabs, Inc.

By:
Name:
Title:

Participant

By:
Name: